Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with the Annual Report on Form 10-K for the period ended July 31, 2025 (the “Report”) of DevvStream Corp. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, David Goertz, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ David Goertz
David Goertz
Chief Financial Officer

Date: November 5, 2025